UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2024 (December 19, 2024)

LandBridge Company LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	001-42150	93-3636146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 San Felipe Street, Suite 1200

Houston, Texas 77056

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 230-8864

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited liability company interests	LB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

On December 26, 2024, LandBridge Company LLC (NYSE: LB) (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission. The Original Report disclosed the consummation of the Company’s previously announced acquisition of approximately 46,000 surface acres (“Wolf Bone Ranch”) located in Reeves and Pecos Counties, Texas (the “Acquisition”), pursuant to that certain Purchase and Sale Agreement between DBR Land LLC, a Delaware limited liability company and an indirect, wholly-owned subsidiary of the Company, and Wolf Bone Ranch Partners LLC, a Texas limited liability company. The Acquisition was consummated on December 19, 2024.

This Current Report on Form 8-K/A amends the Original Report to include the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b). Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following historical financial statements of Wolf Bone Ranch are attached as Exhibit 99.1 hereto and incorporated herein by reference.

•	The audited financial statements of Wolf Bone Ranch as of September 30, 2024, and for the nine months ended September 30, 2024, and the related notes to such financial statements.

(b)	Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements of the Company are attached as Exhibit 99.2 hereto and incorporated herein by reference.

•

The unaudited pro forma condensed consolidated financial statements of the Company as of September 30, 2024, and for the nine months ended September 30, 2024 and for the year ended December 31, 2023, and the related notes to such financial statements.

(d)	Exhibits.

Exhibit	Description

23.1	Consent of KPMG LLP.

99.1	Audited financial statements of Wolf Bone Ranch as of September 30, 2024, and for the nine months ended September 30, 2024.

99.2	Unaudited pro forma condensed consolidated financial statements of LandBridge Company LLC as of September 30, 2024, and for the nine months ended September 30, 2024 and for the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2024

LANDBRIDGE COMPANY LLC

By:	/s/ Scott L. McNeely
Name:	Scott L. McNeely
Title:	Chief Financial Officer

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